Exhibit 99.1

FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira BioSciences Announces Leadership Succession Plan

David Stack to Retire as Chairman and CEO Once Successor is Appointed

Board Has Initiated Search for Successor

TAMPA, Fla, September 26, 2023 - Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to non-opioid pain management and regenerative health solutions, today announced that David (“Dave”) Stack will retire from his role as Chairman and Chief Executive Officer. To ensure a seamless transition, Mr. Stack has committed to continuing in his current role until a new CEO is appointed by the board of directors, who are conducting the search. He will then continue in a consulting role with the company through August of 2025.

“On behalf of our entire board and team, I want to thank Dave for his leadership, commitment and innumerable contributions to our company over the course of his distinguished career at Pacira,” said Paul Hastings, Lead Independent Director of the Pacira Board. “Dave has been an exceptional and transformational visionary who recognized the significant need for opioid-sparing pain management and redefined the role of opioids as rescue therapy only. He has transformed Pacira into a leading provider of innovative non-opioid pain management solutions that significantly enhances patient care to drive sustainable growth for years to come. The board looks forward to working with Dave to ensure a seamless transition by identifying the right successor to lead Pacira in its next chapter.”

“Leading Pacira for the last 16 years has been the highlight of my professional career and I am extremely proud of all we have accomplished during that time,” said Mr. Stack. “We have built a strong company and team with a portfolio of three best-in-class opioid-sparing commercial assets. As we approach the next phase of growth, the time has come to begin to transition leadership. I am committed to supporting a smooth succession while generating value for stockholders, and in the meantime remain focused on advancing our important mission of providing non-opioid pain management options to as many patients as possible.”

Mr. Stack continued, “I will work closely with the board on the search for my successor to ensure the company is positioned for further success. I also want to take this opportunity to thank our dedicated team of employees who continue to demonstrate an unwavering commitment to helping patients and communities by ending the era of opioids as the standard of care for pain management.”

The company’s board has retained Klein Hersh International, a leading executive search firm to assist in a comprehensive search for the company’s next chief executive officer.

About Pacira

Pacira BioSciences, Inc. (Nasdaq: PCRX) is committed to providing non-opioid pain management options to as many patients as possible to redefine the role of opioids as rescue therapy only. The company is also developing innovative interventions to address debilitating conditions involving the sympathetic nervous system, such as cardiac electrical storm, chronic pain, and spasticity. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and ioveraº®, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. To learn more about Pacira, including the corporate mission to reduce overreliance on opioids, visit www.pacira.com.

Forward-Looking Statements

Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can,” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to our growth and future operating results and trends, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio, development programs, patent terms, development of products, strategic alliances and intellectual property and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions, and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; the lingering impact of the COVID-19 pandemic on elective surgeries, our manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and our business, including our revenues, financial condition, cash flow and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete an EXPAREL capacity expansion project in San Diego, California; our ability to successfully complete a ZILRETTA capital project in Swindon, England; the outcome of any litigation; the ability to successfully integrate any future acquisitions into our existing business; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the SEC.

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Investor Contact:
Susan Mesco, (973) 451-4030
susan.mesco@pacira.com

Media Contact:
Amber Sears, (973) 254-3587
amber.sears@pacira.com